UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3848
                                   ------------


                       AXP HIGH YIELD INCOME SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:    5/31
                         --------------

AXP(R)
   High Yield
            Bond
             Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                    May 31, 2004

AXP High Yield Bond Fund seeks to provide shareholders with high current income as its primary goal and, as its secondary goal, capital growth.

(logo)                                                               (logo)
American                                                            AMERICAN
  Express(R)                                                         EXPRESS(R)
 Funds

Table of Contents

Fund Snapshot                                       3

Questions & Answers
   with Portfolio Management                        4

The Fund's Long-term Performance                    9

Investments in Securities                          10

Financial Statements (Portfolio)                   22

Notes to Financial Statements (Portfolio)          25

Report of Independent Registered
   Public Accounting Firm (Portfolio)              30

Financial Statements (Fund)                        31

Notes to Financial Statements (Fund)               34

Report of Independent Registered
   Public Accounting Firm (Fund)                   44

Federal Income Tax Information                     45

Board Members and Officers                         47

Proxy Voting                                       49

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Fund Snapshot

                           AS OF MAY 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                Scott Schroepfer, CFA*
Since                                                              3/99
Years in industry                                                    17

* This Fund is managed by a team of portfolio managers led by Scott Schroepfer. This team works in conjunction with the high-yield team led by Jennifer Ponce de Leon.

FUND OBJECTIVE

For investors primarily seeking high current income and, secondarily, capital growth.

Inception dates
A: 12/8/83      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INEAX        B: IEIBX        C: APECX        Y: --

Total net assets                                         $2.631 billion
Number of holdings                                                  279
Average weighted life**                                       6.2 years
Effective duration***                                         4.7 years
Weighted average bond rating                                          B

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

     DURATION
SHORT   INT.  LONG
                    HIGH
                    MEDIUM   QUALITY
         X          LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Consumer discretionary 29.7%
Materials 14.9%
Industrials 12.5%
Telecommunications 10.3%
Utilities 9.2%
Health care 5.3%
Financials 4.6%
Energy 4.2%
Other 3.4%
Consumer staples 3.0%
Short-term securities* 2.5%
Technology 0.4%

    * 1.1% of the securities in this category is due to security lending activity. 1.4% of the short-term securities is the Fund's cash equivalent position.

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

BBB bonds                                                           0.4%
BB bonds                                                           21.9
B bonds                                                            60.3
CCC bonds                                                          12.3
CC bond                                                             0.3
C bonds                                                             0.2
Non-rated bonds                                                     4.6

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

  ** Average weighted life is the average number of years that each dollar of unpaid principal due on a security remains outstanding.

 *** Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

Higher yield corporate "junk" bond prices may fluctuate more broadly than prices of higher quality bonds. Risk of principal and income also is greater than with higher quality securities.

Fund holdings are subject to change.

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3   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Scott Schroepfer discusses AXP High Yield Bond Fund's results and positioning for fiscal year 2004.

Q:  How did AXP High Yield Bond Fund perform this past fiscal year?

A: AXP High Yield Bond Fund's Class A shares gained 12.51%, excluding sales charge, for the 12 months ended May 31, 2004. The Fund lagged its benchmark, the JP Morgan Global High Yield Index, which rose 13.23%. However, the Fund outperformed the Lipper High Yield Funds Index, representing the Fund's peer group, which rose 12.11% for the same time frame.

Q:  What factors most significantly affected the Fund's performance?

A: The high yield bond market rally that had begun in mid-October 2002 continued strong through the fourth quarter of 2003, driven by three major factors. First, the U.S. economy continued to improve and interest rates remained low. Second, high yield default rates continued to fall. Third, valuations both within the high yield bond market and when compared to other investment asset classes remained attractive.

    By February and March of 2004, credit spreads had tightened and valuations within the high yield bond market became less compelling. We believed the high yield bond market was ahead of itself, and indeed in late April and May, there was a market sell-off, driven primarily by a supply/demand imbalance and concerns over rising interest rates.

    The Fund outperformed its peer group primarily due to effective individual security selection and to strategic shifting of credit quality at the margin. For example, during the first half of the fiscal year, we added riskier CCC rated securities to the portfolio in a selective fashion, being careful to manage

(bar chart)
                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2004
 15%                    (bar 1)         (bar 2)        (bar 3)
                        +12.51%         +13.23%        +12.11%
 12%

  9%

  6%

  3%

  0%

(bar 1) AXP High Yield Bond Fund Class A (excluding sales charge)
(bar 2) JP Morgan Global High Yield Index (unmanaged)
(bar 3) Lipper High Yield Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Several specific bond holdings contributed to performance, including some that were previously beaten down but we stuck with them and benefited from their rebounds. (end callout quote)

    position sizes. These lower credit quality bonds rebounded dramatically during the high yield market rally throughout much of 2003. Then, in early 2004, in an effort to prepare for a more historically normal market pattern, we reduced the Fund's exposure to CCC rated securities and redeployed those assets into BB rated bonds. When the market sold off in May, we

AVERAGE ANNUAL TOTAL RETURNS
                            Class A                Class B                Class C                    Class Y
(Inception dates)          (12/8/83)              (3/20/95)              (6/26/00)                  (3/20/95)
                       NAV(1)     POP(2)     NAV(1)  After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)     POP(5)
as of May 31, 2004
1 year                +12.51%     +7.15%    +11.66%     +7.66%      +11.71%     +11.71%       +12.67%    +12.67%
3 years                +5.00%     +3.31%     +4.21%     +3.38%       +4.35%      +4.35%        +5.16%     +5.16%
5 years                +2.20%     +1.21%     +1.42%     +1.29%         N/A         N/A         +2.34%     +2.34%
10 years               +5.33%     +4.82%       N/A        N/A          N/A         N/A           N/A        N/A
Since inception           N/A        N/A     +4.91%     +4.91%       +2.53%      +2.53%        +5.85%     +5.85%

as of June 30, 2004
1 year                +10.81%     +5.55%     +9.98%     +5.98%      +10.03%     +10.03%       +10.98%    +10.98%
3 years                +6.46%     +4.75%     +5.66%     +4.81%       +5.56%      +5.56%        +6.51%     +6.51%
5 years                +2.50%     +1.51%     +1.73%     +1.59%         N/A         N/A         +2.65%     +2.65%
10 years               +5.54%     +5.02%       N/A        N/A          N/A         N/A           N/A        N/A
Since inception          N/A        N/A      +5.06%     +5.06%       +2.80%      +2.80%        +6.00%     +6.00%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Questions & Answers

    used the opportunity to increase the Fund's allocation to B rated securities. While we attempted to use market weakness to capitalize on yield opportunities, we maintained an emphasis on B rated bonds, focusing on managing downside risk through careful monitoring of securities held, enhancing the Fund's diversification, and avoiding certain securities and sectors.

    The Fund lagged its benchmark primarily due to its relative positioning. In calendar year 2003, lower credit quality and distressed securities had outperformed both B rated and BB rated bonds. While we added CCC rated securities to the portfolio, the Fund still had a lower-than-index position in these riskier securities for most of the period, and this negatively affected results. Between January and May, all quality tiers of the high yield market performed in line with each other.

Q:  Which bonds were the best and worst performers for the Fund this past year?

A: Several specific bond holdings contributed to performance, including some that were previously beaten down but we stuck with them and benefited from their rebounds. These included the bonds of cable company Charter Communications, credit card company Metris, and the bank loans of transportation company American Commercial Lines. Other strong performers for the Fund were telecommunications tower companies Crown Castle, SBA Communications, and American Tower. These are companies that operate towers that relay and transmit cellular phone signals. The bonds of utility company Utilicorp, an independent power producer transitioning from the unregulated to the regulated arena, also did well for the Fund over the annual period.

    Our disappointments included the bonds of satellite cable communications company Pegasus Communications. The company was overleveraged, and we eliminated the Fund's position in this issue. The bonds of chemical companies Resolution Performance and Rhodia also performed poorly based primarily on their highly leveraged balance sheets, but we continued to hold these securities. We believe that as the economy improves further, these economically sensitive companies' debt issues will rebound.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: Our long-term view that the fundamentals of the high yield market were continuing to improve stayed relatively constant throughout the fiscal year. We sought to be opportunistic during the year based on changing market conditions. We tried to sell bonds that had performed well and

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6   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Questions & Answers

    invest in higher-quality securities. When the market was weaker, we tried to add some riskier issues of names we liked.

    On a sector level, we added holdings to economically sensitive areas over the annual period, moving to modestly higher-than-index positions in industrials, chemicals, and building materials. We also moved from a neutral to higher-than-index position in health care, mostly through hospital securities. While we maintained a higher-than-index position in telecommunications, which had performed quite well in 2003, we did reduce the Fund's exposure to this sector over the second half of the fiscal year. Together, these changes led to a portfolio turnover rate of 140% for the 12-month period.

    As of May 31, 2004, the Fund had higher-than-index positions in media, including cable TV, radio, TV, publishing, and telephone directories. Many of these companies demonstrated good cash flow and strong asset values. The Fund had a lesser-than-index position in automobile companies, especially auto suppliers, whose earnings we believe are being squeezed by the large manufacturers. The Fund also had lower-than-index positions in technology and utilities. Within the utilities sector, however, the Fund had a greater-than-index position in pipelines, which are a heavily regulated industry, and a lesser-than-index position in independent power producers and integrated utilities.

    Compared to its benchmark index, the Fund held a greater-than-index position in bonds rated B and a lower-than-index position in bonds rated BB as of May 31, 2004. The Fund held a relatively neutral weighting in CCC rated bonds. Given current market conditions and the widely anticipated hike in interest rates by the Federal Reserve Board, we may continue this positioning in the months ahead.

Q:  How do you intend to manage the Fund in the coming months?

A: We are generally optimistic about the high yield bond market from a fundamental perspective. Companies are deleveraging their balance sheets and have access to the capital markets. There is a good deal of liquidity in the system. High yield issuer default rates fell dramatically over the past fiscal year, from 6.12% in June 2003 to 3.43% at the end of May 2004 as measured by Moody's Investors Services. Moody's forecast calls for default rates to keep falling to around the 3% level by 2005. All of this should continue to offer a strong underpinning for the high yield bond market. Furthermore, we expect the U.S. economy to continue to improve during the months ahead. We agree with

--------------------------------------------------------------------------------
7   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Questions & Answers

    the consensus that interest rates will trend upward over the remainder of the year. Rising rates are typically negative for the fixed income market in general. However, historically high yield bonds have outperformed other fixed income asset classes on a relative basis in a rising rate environment. Finally, yield alternatives among other asset classes remain scarce. We temper our generally constructive view with the possibility of a U.S. economy that either loses too much momentum or grows too fast and with the ongoing uncertainties surrounding geopolitical risk. In the current environment, we also believe the high yield bond market is appropriately valued.

    As always, we will continue to monitor the pace of U.S. economic growth, the actions of the Federal Reserve Board, and the quality of new issues in the high yield bond market. We intend to use any improvement in valuations to upgrade the portfolio's credit quality emphasis. We continue to believe that good security selection based on quality and in-depth security research is key to performance in the near term. Thus we will continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

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8   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP High Yield Bond Fund Class A shares (from 6/1/94 to 5/31/04) as compared to the performance of two widely cited performance indices, the JP Morgan Global High Yield Index and the Lipper High Yield Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                          IN AXP HIGH YIELD BOND FUND


AXP High Yield Bond
  Fund Class A         $ 9,525   $10,259    $11,861   $13,156    $14,898  $14,356   $13,957    $13,825   $13,229   $14,226   $16,005
JP Morgan Global
  High Yield Index(1)  $10,000   $11,263    $12,475   $14,175    $15,913  $15,883   $15,429    $15,902   $16,355   $18,321   $20,745
Lipper High Yield
  Funds Index(2)       $10,000   $10,832    $12,048   $13,587    $15,466  $15,342   $14,908    $14,421   $13,894   $15,214   $17,057
                         '94       '95        '96       '97        '98       '99      '00         '01      '02        '03       '04

(1) JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper High Yield Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of May 31, 2004
1 year                                                                +7.15%
5 years                                                               +1.21%
10 years                                                              +4.82%

             Results for other share classes can be found on page 5.

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9   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Investments in Securities

High Yield Portfolio

May 31, 2004

(Percentages represent value of investments compared to net assets)

Bonds (93.4%)
Issuer                    Coupon                 Principal           Value(a)
                           rate                   amount

Aerospace & defense (1.6%)
Alliant Techsystems
   05-15-11                8.50%               $10,605,000        $11,347,350
L-3 Communications
   06-15-12                7.63                 13,605,000         14,149,200
   07-15-13                6.13                 13,575,000         12,692,625
TD Funding
   07-15-11                8.38                  3,310,000          3,310,000
Total                                                              41,499,175

Airlines (0.3%)
Northwest Airlines
  Sr Nts
   02-01-09               10.00                 13,860,000          9,147,600

Automotive & related (2.0%)
Advanced Accessory System
  Sr Nts
   06-15-11               10.75                 11,585,000         11,642,925
Arvinmeritor
   02-15-09                6.80                 12,725,000         12,915,875
Goodyear Tire & Rubber
   03-01-11               11.00                  6,800,000          7,344,000
Tenneco Automotive
  Series B
   07-15-13               10.25                  8,225,000          9,129,750
TRW Automotive
  Sr Nts
   02-15-13                9.38                 11,140,000         12,448,950
Total                                                              53,481,500

Broker dealers (1.0%)
LaBranche
  Sr Nts
   05-15-09                9.50                 10,100,000(d)      10,049,500
   05-15-12               11.00                 15,000,000(d)      15,300,000
Total                                                              25,349,500

Building materials & construction (1.8%)
Associated Materials
   04-15-12                9.75                  6,960,000          7,621,200
  Sr Disc Nts
  (Zero coupon through 03-01-09,
  thereafter 11.25%)
   03-01-14               11.24                 15,830,000(d,f)    10,329,075
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11                9.00                  6,415,000(d)       6,767,825
Nortek
  Sr Sub Nts Series B
   06-15-11                9.88                  7,825,000          8,646,625
Nortek Holdings
  Sr Nts (Zero coupon through 11-15-07,
  thereafter 10.00%)
   05-15-11                9.96                 18,615,000(d,f)    13,798,369
Total                                                              47,163,094

Cable (7.9%)
Cablevision Systems
  Sr Nts
   04-15-12                8.00                 12,800,000(d)      12,672,000
CCO Holdings LLC/Capital
  Sr Nts
   11-15-13                8.75                 10,725,000(d)      10,376,438
Charter Communications Holdings LLC/Capital
  Sr Disc Nts
   04-01-11                9.92                 10,550,000          8,651,000
  Sr Disc Nts (Zero coupon through 01-15-07,
  thereafter 12.13%)
   01-15-12               27.93                 32,085,000(f)      19,250,999
  Sr Nts
   05-15-11               10.00                 13,890,000         11,389,800
   04-30-12                8.00                 17,070,000(d)      16,643,250
CSC Holdings
  Sr Nts
   07-15-08                7.25                  9,280,000          9,442,400
   04-15-12                6.75                  7,450,000(d)       7,152,000
  Sr Sub Deb
   05-15-16               10.50                 10,405,000         11,731,638

See accompanying notes to investments in securities.

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10   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Issuer                    Coupon                 Principal           Value(a)
                           rate                   amount

Cable (cont.)
DirectTV Holdings/Finance
  Sr Nts
   03-15-13                8.38%               $12,530,000        $13,908,300
EchoStar DBS
  Sr Nts
   10-01-08                5.75                  7,060,000(d)       6,865,850
   10-01-11                6.38                  9,880,000(d)       9,657,700
Lodgenet Entertainment
  Sr Sub Deb
   06-15-13                9.50                  6,275,000          6,839,750
Mediacom LLC/Capital
  Sr Nts
   01-15-13                9.50                 21,480,000         20,728,199
NTL Cable
  (U.S. Dollar) Sr Nts
   04-15-14                8.75                 13,660,000(c,d)    13,864,900
Pegasus Satellite
  Sr Nts
   01-15-10               11.25                 13,295,000(b,d)     6,514,550
Videotron Ltee
  (U.S. Dollar)
   01-15-14                6.88                 19,075,000(c)      18,788,875
Total                                                             204,477,649

Cellular telecommunications (6.2%)
Alamosa Delaware
   07-31-10               11.00                  8,645,000          9,466,275
   01-31-12                8.50                  5,820,000(d)       5,747,250
American Towers
   12-01-11                7.25                  9,825,000          9,775,875
Crown Castle Intl
  Sr Nts
   08-01-11                9.38                 10,705,000         11,588,163
   12-01-13                7.50                  9,765,000          9,423,225
Nextel Communications
  Sr Nts
   03-15-14                5.95                 18,945,000         17,571,488
   08-01-15                7.38                 24,440,000         24,684,399
Rogers Wireless
  (U.S. Dollar)
   03-01-14                6.38                 18,815,000(c,d)    17,592,024
Rural Cellular
   03-15-12                8.25                  9,990,000(d)      10,264,725
  Sr Nts
   02-01-10                9.88                  6,560,000          6,625,600
  Sr Sub Nts
   01-15-10                9.75                  5,210,000          4,793,200
SBA Communications
  Sr Nts
   02-01-09               10.25                  8,605,000          8,518,950
SBA Telecommunications
  Sr Disc Nts (Zero coupon through
  12-15-07, thereafter 9.75%)
   12-15-11                9.74                 10,600,000(d,f)     7,738,000
Ubiquitel Operating
  Sr Nts
   03-01-11                9.88                  8,560,000(d)       8,560,000
US Unwired
  Series B (Zero coupon through
  11-01-04, thereafter 13.38%)
   11-01-09               15.40                  4,940,000(f)       5,088,200
Western Wireless
  Sr Nts
   07-15-13                9.25                  5,680,000          5,850,400
Total                                                             163,287,774

Chemicals (4.3%)
Airgas
  Sr Sub Nts
   07-15-14                6.25                  5,560,000(d)       5,337,600
Equistar Chemical/Funding
   09-01-08               10.13                  7,200,000          7,830,000
  Sr Nts
   05-01-11               10.63                  8,930,000          9,800,675
Georgia Gulf
  Sr Nts
   12-15-13                7.13                  7,695,000(d)       7,695,000
Huntsman ICI Chemicals LLC
   07-01-09               10.13                  3,530,000          3,618,250
Huntsman Intl LLC
  Sr Nts
   03-01-09                9.88                  8,865,000          9,574,200
Invista
  (U.S. Dollar)
   05-01-12                9.25                  5,075,000(c,d)     5,036,938
Noveon
  Pay-in-kind
   08-31-11               13.00                 15,039,823(h,i)    15,942,212
Resolution Performance Products
  Sr Sub Nts
   11-15-10               13.50                 23,190,000         20,233,275

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Issuer                    Coupon                 Principal           Value(a)
                           rate                   amount

Chemicals (cont.)
Resolution Performance  .
  Products/Capital
   12-15-09                8.00%                $8,520,000         $8,754,300
Rhodia
  (U.S. Dollar) Sr Nts
   06-01-10               10.25                 13,150,000(c,d)    12,558,250
  (U.S. Dollar) Sr Sub Nts
   06-01-11                8.88                  3,650,000(c,d)     2,847,000
Rockwood Specialties Group
  Sr Sub Nts
   05-15-11               10.63                  3,230,000          3,391,500
Sovereign Specialty Chemicals
   03-15-10               11.88                  1,375,000          1,416,250
Total                                                             114,035,450

Computer software & services (0.4%)
UGS
  Sr Sub Nts
   06-01-12               10.00                  9,375,000(d)       9,890,625

Energy (2.4%)
Chesapeake Energy
  Sr Nts
   09-15-13                7.50                  1,900,000          1,961,750
   06-15-14                7.50                 10,500,000(d)      10,841,250
   01-15-16                6.88                  1,400,000          1,365,000
   01-15-16                6.88                 11,245,000(d)      11,020,100
Encore Acquisition
   06-15-12                8.38                  4,805,000          5,165,375
Gulfterra Energy Partner
  Sr Nts
   06-01-10                6.25                  8,885,000          9,062,700
Hilcorp Energy/Finance
  Sr Nts
   09-01-10               10.50                 13,090,000(d)      14,268,100
Newfield Exploration
  Sr Sub Nts
   08-15-12                8.38                  9,395,000         10,099,625
Total                                                              63,783,900

Energy equipment & services (1.6%)
CHC Helicopter
  (U.S. Dollar) Sr Sub Nts
   05-01-14                7.38                  5,985,000(c,d)     5,835,375
Grant Prideco
  Series B
   12-01-07                9.63                 11,700,000         12,753,000
Grant Prideco Escrow
   12-15-09                9.00                  2,830,000          3,049,325
Key Energy Services
  Series C
   03-01-08                8.38                  4,580,000          4,809,000
  Sr Nts
   05-01-13                6.38                  8,010,000          7,649,550
Offshore Logistics
   06-15-13                6.13                  9,530,000          8,862,900
Total                                                              42,959,150

Environmental services (0.4%)
Waste Services
  (U.S. Dollar) Sr Sub Nts
   04-15-14                9.50                  9,930,000(c,d)    10,004,475

Financial services (0.9%)
Metris Companies
   07-15-06               10.13                  6,100,000          5,932,250
   05-06-07               10.60                 17,500,000(i)      17,062,500
Total                                                              22,994,750

Food (1.4%)
Burns Philip Capital Property
  (U.S. Dollar)
   07-15-12                9.75                 11,050,000(c)      11,381,500
  (U.S. Dollar) Sr Sub Nts
   02-15-11               10.75                 16,380,000(c)      17,362,800
Del Monte
  Series B
   05-15-11                9.25                  6,645,000          7,126,763
Total                                                              35,871,063

Furniture & appliances (0.6%)
Sealy Mattress
  Sr Sub Nts
   06-15-14                8.25                 10,200,000(d)       9,945,000
Simmons
  Sr Sub Nts
   01-15-14                7.88                  6,415,000(d)       6,382,925
Total                                                              16,327,925

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Issuer                    Coupon                 Principal           Value(a)
                           rate                   amount

Health care products (0.7%)
Valeant Pharmaceuticals
  Sr Nts
   12-15-11                7.00%                $4,920,000(d)      $4,747,800
VWR Intl
  Sr Nts
   04-15-12                6.88                  8,220,000(d)       8,117,250
WH Holdings/WH Capital
  (U.S. Dollar) Sr Nts
   04-01-11                9.50                  4,390,000(c,d)     4,499,750
Total                                                              17,364,800

Health care services (4.5%)
Ardent Health Services
  Sr Sub Nts
   08-15-13               10.00                 12,815,000         13,615,938
Concentra Operating
   06-01-12                9.13                  7,690,000(d,g)     7,805,350
Fisher Scientific Intl
  Sr Sub Nts
   09-01-13                8.00                  5,485,000          5,786,675
Iasis Healthcare
   10-15-09                8.50                  3,385,000          3,833,513
Inverness Medical Innovations
  Sr Sub Nts
   02-15-12                8.75                 11,715,000(d)      11,861,438
NeighborCare
  Sr Sub Nts
   11-15-13                6.88                  3,105,000(d)       3,120,525
Province Healthcare
  Sr Sub Nts
   06-01-13                7.50                 11,290,000         10,838,400
Tenet Healthcare
  Sr Nts
   12-01-11                6.38                 10,470,000          8,925,675
   06-01-12                6.50                  5,000,000          4,225,000
Triad Hospitals
  Sr Nts
   05-15-12                7.00                 21,435,000         21,542,174
  Sr Sub Nts
   11-15-13                7.00                  7,000,000          6,720,000
Vanguard Health Systems
   08-01-11                9.75                 19,250,000         20,645,625
Total                                                             118,920,313

Home building (2.0%)
KB HOME
  Sr Nts
   02-01-14                5.75                  6,660,000(d)       6,093,900
Meritage
   06-01-11                9.75                  9,825,000         10,709,250
Schuler Homes
   07-15-11               10.50                  8,615,000          9,821,100
Standard Pacific
  Sr Sub Nts
   04-15-12                9.25                  2,705,000          2,894,350
WCI Communities
   02-15-11               10.63                 11,205,000         12,269,475
  Sr Sub Nts
   10-01-13                7.88                  5,495,000          5,453,788
William Lyon Homes
  Sr Nts
   02-15-14                7.50                  6,250,000(d)       5,828,125
Total                                                              53,069,988

Household products (1.2%)
Amscan Holdings
  Sr Sub Nts
   05-01-14                8.75                 12,660,000(d)      12,660,000
Jostens Holding
  Sr Disc Nts (Zero coupon through 12-01-08,
  thereafter 10.25%)
   12-01-13               10.25                  7,860,000(f)       5,266,200
Seminis Vegtable Seeds
  Sr Sub Nts
   10-01-13               10.25                  2,485,000(d)       2,696,225
   10-01-13               10.25                 10,000,000         10,850,000
Total                                                              31,472,425

Industrial services (3.3%)
Alliance Laundry System
  Series B
   05-01-08                9.63                  2,500,000          2,525,000
Allied Waste North America
   11-15-10                6.50                  8,580,000(d)       8,322,600
   02-15-14                6.13                 11,035,000(d)      10,041,850
  Series B
   09-01-12                9.25                  5,630,000          6,235,225
  Sr Nts
   04-15-14                7.38                 12,855,000(d)      12,212,250

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Issuer                    Coupon                 Principal           Value(a)
                           rate                   amount

Industrial services (cont.)
Da-Lite Screen
  Sr Nts
   05-15-11                9.50%               $12,660,000(d)     $13,118,925
Interline Brands
  Sr Sub Nts
   05-15-11               11.50                 16,025,000         17,066,625
Johnsondiversey Holdings
  (Zero coupon through 05-15-07,
  thereafter 10.67%)
   05-15-13                9.21                  9,030,000(f)       6,682,200
Natl Waterworks
  Series B
   12-01-12               10.50                 10,750,000         11,825,000
Total                                                              88,029,675

Industrial transportation (1.3%)
Interpool
   08-01-07                7.20                  3,760,000          3,647,200
   08-01-07                7.35                 14,890,000         14,443,300
Quality Distribution/QD Capital
   11-15-10                9.00                 15,810,000(d)      15,098,550
Total                                                              33,189,050

Insurance (0.4%)
Leucadia Natl
  Sr Nts
   08-15-13                7.00                 10,000,000          9,775,000

Leisure time & entertainment (0.6%)
Remington Arms
   02-01-11               10.50                  5,270,000          5,085,550
Six Flags
  Sr Nts
   06-01-14                9.63                 10,095,000(d)       9,994,050
Total                                                              15,079,600

Lodging & gaming (5.2%)
Boyd Gaming
  Sr Sub Nts
   04-15-14                6.75                 15,000,000(d)      14,100,000
Caesars Entertainment
  Sr Sub Nts
   05-15-11                8.13                 15,580,000         16,475,850
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09                9.25                  4,350,000          4,676,250
Gaylord Entertainment
  Sr Nts
   11-15-13                8.00                  6,160,000(d)       6,206,200
Global Cash Access LLC/Finance
  Sr Sub Nts
   03-15-12                8.75                  4,580,000(d)       4,740,300
MGM Mirage
  Sr Nts
   02-27-14                5.88                 26,480,000         24,361,600
Mohegan Tribal Gaming
  Sr Sub Nts
   07-01-11                8.38                  7,125,000          7,605,938
Poster Financial Group
   12-01-11                8.75                  9,315,000(d)       9,501,300
Premier Entertainment Biloxi LLC/ Finance Biloxi
  1st Mtge
   02-01-12               10.75                  3,110,000(d)       3,273,275
Prime Hospitality
  Sr Sub Nts Series B
   05-01-12                8.38                  8,540,000          8,710,800
River Rock Entertainment
  Sr Nts
   11-01-11                9.75                  4,730,000(d)       5,013,800
Seneca Gaming
  Sr Nts
   05-01-12                7.25                  6,830,000(d)       6,761,700
Starwood Hotels Resorts
   05-01-12                7.88                  4,580,000          4,809,000
Vail Resorts
  Sr Sub Nts
   02-15-14                6.75                 14,405,000(d)      13,324,625
Wynn Las Vegas LLC
  2nd Mtge
   11-01-10               12.00                  5,341,000          6,222,265
Total                                                             135,782,903

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Issuer                    Coupon                 Principal           Value(a)
                           rate                   amount

Machinery (3.1%)
Case New Holland
  Sr Nts
   06-01-09                6.00%               $16,325,000(d)     $15,508,750
Columbus McKinnon
   08-01-10               10.00                  7,090,000          7,550,850
Joy Global
  Series B
   03-15-12                8.75                  6,230,000          6,853,000
Motors & Gears
  Sr Nts Series D
   11-15-06               10.75                 17,600,000         14,784,000
Mueller Group
  Sr Sub Nts
   05-01-12               10.00                 13,020,000(d)      13,345,500
Sensus Metering Systems
  Sr Sub Nts
   12-15-13                8.63                 13,325,000(d)      12,592,125
Terex
   01-15-14                7.38                  4,200,000(d)       4,095,000
Thermadyne Holdings
   02-01-14                9.25                  8,000,000(d)       7,840,000
Total                                                              82,569,225

Media (7.9%)
American Media Operation
   01-15-11                8.88                  6,885,000          6,730,088
CanWest Media
  (U.S. Dollar) Series B
   04-15-13                7.63                  8,975,000(c)       9,266,688
CBD Media/Finance
   06-01-11                8.63                  6,730,000          7,032,850
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12                8.75                 17,245,000(c)      18,322,812
Dex Media
  (Zero coupon through 11-15-08,
  thereafter 9.00%)
   11-15-13               10.34                 11,000,000(d,f)     7,095,000
   11-15-13               10.19                  1,400,000(d,f)       903,000
  Sr Sub Nts
   11-15-13                8.00                 19,740,000(d)      18,752,999
Dex Media West/Finance
  Sr Sub Nts
   08-15-13                9.88                 10,095,000(d)      11,117,119
Emmis Operating
   05-15-12                6.88                 15,135,000(d)      14,794,462
Hollinger
  (U.S. Dollar)
   03-01-11               12.88                  3,155,000(c,d)     3,584,869
Hollinger Intl Publishing
  Sr Nts
   12-15-10                9.00                  5,275,000          5,802,500
Lamar Media
   01-01-13                7.25                 10,750,000         11,045,625
Lin Television
  Sr Sub Nts
   05-15-13                6.50                 12,495,000         12,151,387
Medianews Group
  Sr Sub Nts
   04-01-14                6.38                  7,500,000          6,937,500
Nexstar Finance Holdings LLC
  (Zero coupon through 04-01-08,
  thereafter 11.38%)
   04-01-13               11.67                  4,240,000(f)       3,031,600
Paxson Communications
  (Zero coupon through 01-15-06,
  thereafter 12.25%)
   01-15-09               16.01                 10,415,000(f)       8,852,750
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11               11.13                  8,255,000(c)       9,400,381
Radio One
  Series B
   07-01-11                8.88                  7,470,000          8,123,625
Sheridan Group
   08-15-11               10.25                  1,535,000(d)       1,611,750
Sinclair Broadcast Group
   03-15-12                8.00                 12,590,000         12,873,274
Sun Media
  (U.S. Dollar)
   02-15-13                7.63                  8,915,000(c)       9,137,875
Susquehanna Media
  Sr Sub Nts
   04-15-13                7.38                  2,660,000          2,713,200
United Artists Theatre
   07-01-15                9.30                 12,763,477         13,018,747
Von Hoffman
   03-15-09               10.25                  2,775,000          2,754,188
Total                                                             205,054,289

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Issuer                    Coupon                 Principal           Value(a)
                           rate                   amount

Metals (2.1%)
California Steel Inds
  St Nts
   03-15-14                6.13%              $10,000,000(d)      $9,250,000
Euramax Intl
  Sr Sub Nts
   08-15-11                8.50                  9,420,000         9,702,600
Intl Steel Group
  Sr Nts
   04-15-14                6.50                4,690,000(d)        4,373,425
Ispat Inland
   04-01-14                9.75                11,830,000(d)      12,096,175
Jorgensen Earle M.
   06-01-12                9.75                  5,890,000         6,479,000
Peabody Energy
  Series B
   03-15-13                6.88                  6,375,000         6,422,813
United States Steel
  Sr Nts
   05-15-10                9.75                  6,560,000         7,216,000
Total                                                             55,540,013

Miscellaneous (1.6%)
Corrections Corp of America
  Sr Nts
   05-01-11                7.50                  7,950,000          8,029,500
NationsRent
   10-15-10                9.50                 15,180,000(d)      16,090,800
Service Corp Intl
  Sr Nts
   04-01-16                6.75                  5,975,000(d)       5,467,125
United Rentals North America
   02-15-12                6.50                  9,995,000(d)       9,395,300
  Sr Sub Nts
   02-15-14                7.00                  3,570,000(d)       3,213,000
Total                                                              42,195,725

Multi-industry (0.6%)
SPX
  Sr Nts
   06-15-11                6.25                 11,735,000         11,412,287
   01-01-13                7.50                  5,115,000          5,204,513
Total                                                              16,616,800

Paper & packaging (6.3%)
Abitibi-Consolidated
  (U.S. Dollar)
   06-20-13                6.00                 11,925,000(c)      10,617,138
Ainsworth Lumber
  (U.S. Dollar) Sr Nts
   03-15-14                6.75                 14,565,000(c,d)    13,482,150
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13                7.25                  5,350,000(c)       5,256,375
Consolidated Container
  Sr Disc Nts
  (Zero coupon through 06-15-07,
  thereafter 10.75%)
   06-15-09                9.60                  1,820,000(d,f)     1,355,900
Crown Euro Holdings
  (U.S. Dollar)
   03-01-11                9.50                  6,670,000(c)       7,236,950
   03-01-13               10.88                 13,205,000(c)      14,789,599
Crown Paper
  Sr Sub Nts
   09-01-05               11.00                 29,470,000(b,i,j)          --
Georgia-Pacific
   02-01-10                8.88                  5,460,000          6,074,250
   02-01-13                9.38                 10,445,000         11,776,738
   06-15-15                7.70                  8,140,000          8,384,200
Graphic Packaging Intl
  Sr Nts
   08-15-11                8.50                  7,025,000          7,481,625
Jefferson Smurfit
   10-01-12                8.25                  8,575,000          8,810,813
JSG Funding
  (U.S. Dollar) Sr Nts
   10-01-12                9.63                 16,015,000(c)      17,376,274
  (U.S. Dollar) Sub Nts Pay-in-kind
   10-01-13               15.50                  5,472,022(c,d,h)   6,238,105
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13                6.75                 10,350,000(c)      10,168,875
Owens-Brockway Glass
   02-15-09                8.88                  4,080,000          4,284,000
   05-15-11                7.75                  1,585,000          1,616,700
   11-15-12                8.75                  7,310,000          7,693,775
   05-15-13                8.25                  7,180,000          7,144,100
Pliant
  (Zero coupon through 12-15-06,
  thereafter 11.13%)
   06-15-09               10.75                  8,075,000(d,f)     6,621,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Issuer                    Coupon                 Principal           Value(a)
                           rate                   amount

Paper & packaging (cont.)
Stone Container
  Sr Nts
   07-01-12                8.38%               $10,210,000        $10,516,300
Total                                                             166,925,367

Real estate investment trust (0.3%)
Host Marriott LP
  Sr Nts
   11-01-13                7.13                  9,255,000          9,000,488

Restaurants (0.4%)
Domino's
  Sr Sub Nts
   07-01-11                8.25                 11,010,000         11,615,550

Retail -- drugstores (0.3%)
Rite Aid
   08-15-13                6.88                 10,075,000          8,966,750

Retail -- general (2.4%)
CSK Auto
   01-15-14                7.00                 10,135,000(d)       9,704,263
Finlay Fine Jewelry
  Sr Nts
   06-01-12                8.38                  3,245,000(d,g)     3,266,521
Flooring America
  Series B
   10-15-07                9.25                  9,245,000(b,i)           925
FTD
   02-15-14                7.75                  5,640,000          5,273,400
General Nutrition Center
  Sr Sub Nts
   12-01-10                8.50                 11,020,000(d)      11,350,599
Lazydays RV Center
  Sr Nts
   05-15-12               11.75                  6,665,000(d)       6,864,950
Nebraska Book
  Sr Sub Nts
   03-15-12                8.63                  4,665,000(d)       4,606,688
PCA LLC/PCA Finance
  Sr Nts
   08-01-09               11.88                 12,855,000         13,819,124
United Auto Group
   03-15-12                9.63                  7,030,000          7,522,100
Total                                                              62,408,570

Telecom equipment & services (3.8%)
Centennial Communications
  Sr Nts
   02-01-14                8.13                 12,735,000(d)      11,748,038
Cincinnati Bell
   07-15-13                7.25                 10,020,000          9,418,800
  Sr Sub Nts
   01-15-14                8.38                 15,930,000         14,257,350
Fairpoint Communications
  Sr Sub Nts
   05-01-10               12.50                  7,840,000          8,290,800
  Sr Sub Nts Series B
   05-01-08                9.50                 10,855,000         10,637,900
GCI
  Sr Nts
   02-15-14                7.25                 13,510,000(d)      12,699,400
Inmarsat Finance
  (U.S. Dollar)
   06-30-12                7.63                  6,735,000(c,d)     6,650,813
MCI
  Sr Nts
   05-01-09                6.69                  5,000,000          4,687,500
Qwest Capital Funding
   02-15-11                7.25                 10,000,000          8,275,000
Qwest Services
   12-15-10               13.50                 11,833,000(d)      13,637,533
Total                                                             100,303,134

Textiles & apparel (0.3%)
Levis Strauss
  Sr Nts
   12-15-12               12.25                  9,765,000          8,910,563

Utilities -- electric (3.8%)
Aquila
  Sr Nts
   11-15-09                7.63                 18,600,000         17,344,500
   02-01-11                9.95                  7,350,000          7,350,000
DPL
  Sr Nts
   09-01-11                6.88                  8,145,000          8,145,000
IPALCO Enterprises
   11-14-08                8.38                  7,960,000          8,676,400
   11-14-11                8.63                 13,985,000         15,243,650
Midwest Generation LLC
   05-01-34                8.75                 16,310,000(d)      16,065,350

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Issuer                    Coupon                 Principal           Value(a)
                           rate                   amount

Utilities -- electric (cont.)
NRG Energy
   12-15-13                8.00%               $23,675,000(d)     $23,675,000
Sierra Pacific Power
   04-15-12                6.25                  3,320,000(d)       3,146,032
Total                                                              99,645,932

Utilities -- natural gas (5.2%)
ANR Pipeline
   03-15-10                8.88                 13,835,000         15,010,974
Dynegy Holdings
   07-15-10                9.88                  4,480,000(d)       4,704,000
   07-15-13               10.13                  5,730,000(d)       6,073,800
El Paso
   06-15-12                7.88                  1,975,000          1,738,000
El Paso Natl Gas
  Sr Nts Series A
   08-01-10                7.63                 10,800,000         10,908,000
El Paso Production Holding
   06-01-13                7.75                 11,320,000         10,697,400
Northwest Pipeline
   03-01-10                8.13                  4,890,000          5,250,638
Sonat
   07-15-11                7.63                  7,690,000          6,651,850
Southern Natural Gas
   03-15-10                8.88                 11,995,000         13,014,575
Southern Star Central
   08-01-10                8.50                 13,915,000         14,541,175
Transcontinental Gas Pipeline
  Series B
   08-15-11                7.00                  9,360,000          9,594,000
  Sr Nts Series B
   07-15-12                8.88                  7,470,000          8,366,400
Williams Companies
   03-15-12                8.13                  7,225,000          7,622,375
   07-15-19                7.63                 12,515,000         11,732,813
  Sr Nts
   06-01-10                8.63                 10,700,000         11,663,000
Total                                                             137,569,000

Variable rate senior loan interests (3.3%)
American Commercial Lines LLC
  Term Loan A
   06-30-05                5.13                  5,471,555          5,061,188
  Term Loan B
   06-30-06                5.38                  8,778,445          8,120,062
Celanese BCP Luxembourg
  Holding Bridge
  Term Loan B
   04-06-05                9.09                 21,357,667(i)      21,357,667
Qwest
  Term Loan B
   06-30-10                6.95                 56,280,000         53,254,950
Total                                                              87,793,867

Total bonds
(Cost: $2,457,639,053)                                         $2,458,072,657

Common stocks (--%)(b)
Issuer                                            Shares             Value(a)
Arena Brands                                       111,111(i)        $648,888
Link Energy LLC                                  1,675,884            134,071
Orius                                               88,405(i,j)            --
PFB Telecom Cl B                                   960,262(i)               1
Stellex Aerostructures                               2,460(i,j)            --

Total common stocks
(Cost: $67,595,635)                                                  $782,960

Preferred stocks & other (2.1%)
Issuer                                            Shares             Value(a)

Dobson Communications
   13.00%                                            2,630         $1,788,400
Orius Tranche Series A
  Warrants                                          97,954(b,i,j)          --
Orius Tranche Series B
  Warrants                                         103,111(b,i,j)          --
Orius Tranche Series C
  Warrants                                         229,133(b,i,j)          --
SGW Holding
  Cm Pay-in-kind Series B                          227,301(b,h,i,j)        --
  Cv Series A                                       87,091(b,i,j,)         --
  Warrants                                           2,750(b,i,j)          --
Varde Fund V LP                                 25,000,000(b,e,i)  46,707,292
Wayland Investment LLC                          26,000,000(b,e,i)   5,718,180

Total preferred stocks & other
(Cost: $60,356,297)                                               $54,213,872

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Short-term securities (2.5%)(k)
Issuer                  Annualized                Amount             Value(a)
                       yield on date            payable at
                        of purchase              maturity

U.S. government agency (1.4%)
Federal Home Loan Mtge Corp Disc Nts
   07-20-04                1.03%                $6,300,000         $6,290,420
   08-24-04                1.14                 30,000,000         29,924,400
Total                                                              36,214,820

Commercial paper (1.1%)
Household Finance
   06-01-04                1.03                 13,300,000         13,298,478
Jupiter Securitization
   06-15-04                1.04                 16,669,000(l)      16,660,332
Total                                                              29,958,810

Total short-term securities
(Cost: $66,167,649)                                               $66,173,630

Total investments in securities
(Cost: $2,651,758,634)(m)                                      $2,579,243,119

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
19   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of May 31, 2004, the value of foreign securities represented 9.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2004, the value of these securities amounted to $833,712,923 or 31.7% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(g) At May 31, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $10,828,340.

(h) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(i)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at May 31, 2004, is as follows:

     Security                                   Acquisition              Cost
                                                   dates
     Arena Brands
       Common                                    09-03-92         $ 5,888,888
     Celanese BCP Luxembourg Holding Bridge
       9.09% Term Loan B 2005                    02-20-04          21,250,879
     Crown Paper
       11.00% Sr Sub Nts 2005             11-22-96 thru 03-14-00   24,943,013
     Flooring America
       9.25% Series B 2007                10-09-97 thru 12-17-02   10,309,671
     Metris Companies
       10.60% 2007                        05-04-04 thru 05-19-04   17,316,250
     Noveon
       13.00% Pay-in-kind 2011            03-10-03 thru 03-09-04   15,129,935
     Orius
       Common                             02-04-00 thru 05-07-01   14,247,800
     Orius Tranche Series A
       Warrants                                  04-22-04                  --
     Orius Tranche Series B
       Warrants                                  04-22-04                  --
     Orius Tranche Series C
       Warrants                                  04-22-04                  --
     PFB Telecom CIB
       Common                             12-12-97 thru 11-13-00   34,046,050

--------------------------------------------------------------------------------
20   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

     Security                                   Acquisition              Cost
                                                   dates
     SGW Holding
       Cm Pay-in-kind Series B            08-12-97 thru 04-15-03  $ 2,990,754
       Cv Series A                               08-12-97             899,998
       Warrants                                  08-12-97             867,900
     Stellex Aerostructures
       Common                                    01-08-03                  --
     Varde Fund V LP                      04-27-00 thru 06-19-00   25,000,000
     Wayland Investment Fund LLC                 05-17-00          28,911,480

(j)  Negligible market value.

(k) Cash collateral received from security lending activity is invested in short-term securities and represents 1.1% of this category (see Note 4 to the financial statements). 1.4% of the short-term securities is the Fund's cash equivalent position.

(l) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2004, the value of these securities amounted to $16,660,332 or 0.6% of net assets.

(m) At May 31, 2004, the cost of securities for federal income tax purposes was $2,641,602,189 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 106,817,043
     Unrealized depreciation                                     (169,176,113)
                                                                 ------------
     Net unrealized depreciation                                $ (62,359,070)
                                                                -------------

--------------------------------------------------------------------------------
21   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
High Yield Portfolio

May 31, 2004
Assets
Investments in securities, at value (Note 1)*
(identified cost $2,651,758,634)                                  $2,579,243,119
Dividends and accrued interest receivable                             49,803,666
Receivable for investment securities sold                             64,165,028
Other receivable                                                       1,263,974
                                                                       ---------
Total assets                                                       2,694,475,787
                                                                   -------------
Liabilities
Disbursements in excess of cash on demand deposit                        451,298
Payable for investment securities purchased                           33,731,046
Payable upon return of securities loaned (Note 4)                     27,755,670
Accrued investment management services fee                                40,956
Other accrued expenses                                                    61,654
                                                                          ------
Total liabilities                                                     62,040,624
                                                                      ----------
Net assets                                                        $2,632,435,163
                                                                  ==============
* Including securities on loan, at value (Note 4)                 $   26,346,593
                                                                  --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Statement of operations
High Yield Portfolio

Year ended May 31, 2004
Investment income
Income:
Dividends                                                                   $  2,869,331
Interest                                                                     223,158,630
Fee income from securities lending (Note 4)                                      126,528
                                                                                 -------
Total income                                                                 226,154,489
                                                                             -----------
Expenses (Note 2):
Investment management services fee                                            15,136,003
Compensation of board members                                                     16,050
Custodian fees                                                                   199,343
Audit fees                                                                        39,000
Other                                                                             41,511
                                                                                  ------
Total expenses                                                                15,431,907
                                                                              ----------
Investment income (loss) -- net                                              210,722,582
                                                                             -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                            144,795,596
   Foreign currency transactions                                                     542
                                                                                     ---
Net realized gain (loss) on investments                                      144,796,138
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        (35,561,090)
                                                                             -----------
Net gain (loss) on investments and foreign currencies                        109,235,048
                                                                             -----------
Net increase (decrease) in net assets resulting from operations             $319,957,630
                                                                            ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
High Yield Portfolio

Year ended May 31,                                                              2004                  2003
Operations
Investment income (loss) -- net                                           $  210,722,582        $  193,027,760
Net realized gain (loss) on investments                                      144,796,138          (377,353,435)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        (35,561,090)          350,838,704
                                                                             -----------           -----------
Net increase (decrease) in net assets resulting from operations              319,957,630           166,513,029
                                                                             -----------           -----------
Proceeds from contributions                                                  129,597,178           142,825,746
Fair value of withdrawals                                                   (261,550,279)         (318,702,199)
                                                                            ------------          ------------
Net contributions (withdrawals) from partners                               (131,953,101)         (175,876,453)
                                                                            ------------          ------------
Total increase (decrease) in net assets                                      188,004,529            (9,363,424)
Net assets at beginning of year                                            2,444,430,634         2,453,794,058
                                                                           -------------         -------------
Net assets at end of year                                                 $2,632,435,163        $2,444,430,634
                                                                          ==============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

High Yield Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

High Yield Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in high-yielding, high risk corporate bonds, commonly known as junk bonds. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
25   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
26   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Illiquid securities

As of May 31, 2004, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of May 31, 2004 was $107,437,665 representing 4.08% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Portfolio.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of May 31, 2004, the Portfolio has entered into outstanding when-issued securities of $10,828,340.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date. Non-cash dividends or interest included in investment income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

--------------------------------------------------------------------------------
27   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.59% to 0.465% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,656,534,856 and $3,576,843,966, respectively, for the year ended May 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

As of May 31, 2004, securities valued at $26,346,593 were on loan to brokers. For collateral, the Portfolio received $27,755,670 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $126,528 for the year ended May 31, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
28   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended May 31,                                             2004       2003       2002       2001       2000
Ratio of expenses to average daily net assets(a)                        .58%       .59%       .58%       .59%       .57%
Ratio of net investment income (loss) to average daily net assets      7.90%      8.80%      9.13%     11.92%     10.69%
Portfolio turnover rate (excluding short-term securities)               140%       139%       125%        76%        44%
Total return(b)                                                       13.06%      8.06%     (3.69%)     (.58%)    (2.08%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
29   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Report of Independent  Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of High Yield Portfolio (a series of Income Trust) as of May 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2004, and the financial highlights for each of the years in the five-year period ended May 31, 2004. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Portfolio as of May 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 20, 2004

--------------------------------------------------------------------------------
30   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP High Yield Bond Fund

May 31, 2004
Assets
Investment in Portfolio (Note 1)                                                                    $ 2,632,318,870
Capital shares receivable                                                                                   853,976
                                                                                                            -------
Total assets                                                                                          2,633,172,846
                                                                                                      -------------
Liabilities
Dividends payable to shareholders                                                                           989,819
Capital shares payable                                                                                      574,306
Accrued distribution fee                                                                                     34,811
Accrued service fee                                                                                               2
Accrued transfer agency fee                                                                                  10,062
Accrued administrative services fee                                                                           3,287
Other accrued expenses                                                                                      192,146
                                                                                                            -------
Total liabilities                                                                                         1,804,433
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                  $ 2,631,368,413
                                                                                                    ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                            $     9,596,133
Additional paid-in capital                                                                            4,156,683,549
Undistributed net investment income                                                                      17,290,301
Accumulated net realized gain (loss) (Note 4)                                                        (1,481,081,996)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (71,119,574)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                            $ 2,631,368,413
                                                                                                    ===============
Net assets applicable to outstanding shares:               Class A                                  $ 1,809,955,268
                                                           Class B                                  $   781,494,376
                                                           Class C                                  $    39,347,407
                                                           Class I                                  $         9,662
                                                           Class Y                                  $       561,700
Net asset value per share of outstanding capital stock:    Class A shares      659,866,082          $          2.74
                                                           Class B shares      285,100,518          $          2.74
                                                           Class C shares       14,438,305          $          2.73
                                                           Class I shares            3,521          $          2.74
                                                           Class Y shares          204,882          $          2.74
                                                                                   -------          ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
31   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP High Yield Bond Fund

Year ended May 31, 2004
Investment income
Income:
Dividends                                                                                              $  2,869,211
Interest                                                                                                223,164,809
Fee income from securities lending                                                                          126,522
                                                                                                            -------
Total income                                                                                            226,160,542
                                                                                                        -----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                        15,431,258
Distribution fee
   Class A                                                                                                4,576,449
   Class B                                                                                                7,870,264
   Class C                                                                                                  376,745
Transfer agency fee                                                                                       3,290,863
Incremental transfer agency fee
   Class A                                                                                                  237,422
   Class B                                                                                                  167,887
   Class C                                                                                                    7,074
Service fee -- Class Y                                                                                          771
Administrative services fees and expenses                                                                 1,227,227
Compensation of board members                                                                                12,041
Printing and postage                                                                                        516,940
Registration fees                                                                                           195,527
Audit fees                                                                                                   13,000
Other                                                                                                        26,738
                                                                                                             ------
Total expenses                                                                                           33,950,206
   Earnings credits on cash balances (Note 2)                                                               (24,691)
                                                                                                            -------
Total net expenses                                                                                       33,925,515
                                                                                                         ----------
Investment income (loss) -- net                                                                         192,235,027
                                                                                                        -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                144,789,112
   Foreign currency transactions                                                                                542
                                                                                                                ---
Net realized gain (loss) on investments                                                                 144,789,654
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (35,559,091)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   109,230,563
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $301,465,590
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
32   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP High Yield Bond Fund

Year ended May 31,                                                               2004                   2003
Operations and distributions
Investment income (loss) -- net                                           $  192,235,027        $  177,316,157
Net realized gain (loss) on investments                                      144,789,654          (377,342,855)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        (35,559,091)          350,828,372
                                                                             -----------           -----------
Net increase (decrease) in net assets resulting from operations              301,465,590           150,801,674
                                                                             -----------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                (134,757,843)         (119,679,119)
     Class B                                                                 (51,954,829)          (47,332,737)
     Class C                                                                  (2,504,220)           (1,586,489)
     Class I                                                                        (302)                   --
     Class Y                                                                     (58,506)              (45,459)
   Tax return of capital
     Class A                                                                          --            (6,864,499)
     Class B                                                                          --            (2,714,889)
     Class C                                                                          --               (90,997)
     Class Y                                                                          --                (2,608)
                                                                            ------------          ------------
Total distributions                                                         (189,275,700)         (178,316,797)
                                                                            ------------          ------------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                   459,864,402           346,054,593
   Class B shares                                                            201,230,467           182,231,463
   Class C shares                                                             20,138,072            17,481,732
   Class I shares                                                                 26,626                    --
   Class Y shares                                                                802,502               621,295
Reinvestment of distributions at net asset value
   Class A shares                                                            100,451,105            90,738,834
   Class B shares                                                             41,694,620            38,831,129
   Class C shares                                                              2,018,581             1,310,775
   Class I shares                                                                     97                    --
   Class Y shares                                                                 58,365                48,392
Payments for redemptions
   Class A shares                                                           (489,630,961)         (436,155,601)
   Class B shares (Note 2)                                                  (243,395,105)         (211,944,757)
   Class C shares (Note 2)                                                   (14,666,421)           (9,222,933)
   Class I shares                                                                (16,586)                   --
   Class Y shares                                                             (1,125,673)             (698,094)
                                                                            ------------          ------------
Increase (decrease) in net assets from capital share transactions             77,450,091            19,296,828
                                                                            ------------          ------------
Total increase (decrease) in net assets                                      189,639,981            (8,218,295)
Net assets at beginning of year                                            2,441,728,432         2,449,946,727
                                                                           -------------         -------------
Net assets at end of year                                                 $2,631,368,413        $2,441,728,432
                                                                          ==============        ==============
Undistributed net investment income                                       $   17,290,301        $   14,330,432
                                                                          --------------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
33   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP High Yield Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP High Yield Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP High Yield Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of May 31, 2004, AEFC and the AXP Portfolio Builder Funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in High Yield Portfolio

The Fund invests all of its assets in the High Yield Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in high-yielding, high risk corporate bonds, commonly known as junk bonds.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of May 31, 2004 was 99.99%.

--------------------------------------------------------------------------------
34   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $542 and accumulated net realized loss has been increased by $542.

--------------------------------------------------------------------------------
35   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                           2004              2003

Class A
Distributions paid from:
   Ordinary income                       $134,757,843      $119,679,119
   Long-term capital gain                          --                --
   Tax return of capital                           --         6,864,499
Class B
Distributions paid from:
   Ordinary income                         51,954,829        47,332,737
   Long-term capital gain                          --                --
   Tax return of capital                           --         2,714,889
Class C
Distributions paid from:
   Ordinary income                          2,504,220         1,586,489
   Long-term capital gain                          --                --
   Tax return of capital                           --            90,997
Class I*
Distributions paid from:
   Ordinary income                                302               N/A
   Long-term capital gain                          --               N/A
   Tax return of capital                           --               N/A
Class Y
Distributions paid from:
   Ordinary income                             58,506            45,459
   Long-term capital gain                          --                --
   Tax return of capital                           --             2,608

* Inception date was March 4, 2004.

As of May 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                           $     1,624,008
Accumulated long-term gain (loss)                       $(1,471,670,697)
Unrealized appreciation (depreciation)                  $   (63,874,761)

Dividends to shareholders

Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
36   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $4,238,352 for Class A, $634,215 for Class B and $12,734 for Class C for the year ended May 31, 2004.

During the year ended May 31, 2004, the Fund's transfer agency fees were reduced by $24,691 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
37   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended May 31, 2004
                                              Class A         Class B       Class C    Class I*      Class Y
Sold                                      167,296,822      73,192,665     7,364,149       9,369      295,282
Issued for reinvested distributions        36,258,216      15,065,058       732,751          34       21,156
Redeemed                                 (177,407,294)    (88,507,815)   (5,359,957)     (5,882)    (408,491)
                                         ------------     -----------    ----------      ------     --------
Net increase (decrease)                    26,147,744        (250,092)    2,736,943       3,521      (92,053)
                                           ----------        --------     ---------       -----      -------

* Inception date was March 4, 2004.
                                                                  Year ended May 31, 2003
                                              Class A         Class B       Class C     Class I      Class Y
Sold                                      140,130,231      73,550,210     7,134,615         N/A      251,069
Issued for reinvested distributions        37,191,962      15,924,113       539,704         N/A       19,784
Redeemed                                 (177,934,640)    (86,475,991)   (3,779,769)        N/A     (284,857)
                                         ------------     -----------    ----------      ------     --------
Net increase (decrease)                      (612,447)      2,998,332     3,894,550         N/A      (14,004)
                                             --------       ---------     ---------      ------      -------

4. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,471,670,697 as of May 31, 2004, that will expire in 2007 through 2013 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2004.

--------------------------------------------------------------------------------
38   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004       2003       2002       2001       2000
Net asset value, beginning of period                                     $2.62      $2.65      $3.07      $3.48      $3.97
Income from investment operations:
Net investment income (loss)                                               .21        .21        .25        .38        .39
Net gains (losses) (both realized and unrealized)                          .11       (.03)      (.38)      (.41)      (.49)
Total from investment operations                                           .32        .18       (.13)      (.03)      (.10)
Less distributions:
Dividends from net investment income                                      (.20)      (.20)      (.24)      (.38)      (.39)
Tax return of capital                                                       --       (.01)      (.05)        --         --
Total distributions                                                       (.20)      (.21)      (.29)      (.38)      (.39)
Net asset value, end of period                                           $2.74      $2.62      $2.65      $3.07      $3.48

Ratios/supplemental data
Net assets, end of period (in millions)                                 $1,810     $1,662     $1,681     $1,898     $2,224
Ratio of expenses to average daily net assets(b)                         1.04%      1.07%      1.03%      1.04%       .99%
Ratio of net investment income (loss) to average daily net assets        7.47%      8.35%      8.73%     11.54%     10.32%
Portfolio turnover rate (excluding short-term securities)                 140%       139%       125%        76%        44%
Total return(c)                                                         12.51%      7.53%     (4.31%)     (.94%)    (2.78%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
39   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004       2003       2002       2001       2000
Net asset value, beginning of period                                     $2.62      $2.65      $3.07      $3.48      $3.97
Income from investment operations:
Net investment income (loss)                                               .19        .19        .23        .35        .36
Net gains (losses) (both realized and unrealized)                          .11       (.03)      (.38)      (.41)      (.49)
Total from investment operations                                           .30        .16       (.15)      (.06)      (.13)
Less distributions:
Dividends from net investment income                                      (.18)      (.18)      (.22)      (.35)      (.36)
Tax return of capital                                                       --       (.01)      (.05)        --         --
Total distributions                                                       (.18)      (.19)      (.27)      (.35)      (.36)
Net asset value, end of period                                           $2.74      $2.62      $2.65      $3.07      $3.48

Ratios/supplemental data
Net assets, end of period (in millions)                                   $781       $748       $748       $807       $917
Ratio of expenses to average daily net assets(b)                         1.80%      1.83%      1.79%      1.80%      1.75%
Ratio of net investment income (loss) to average daily net assets        6.70%      7.59%      7.94%     10.79%      9.58%
Portfolio turnover rate (excluding short-term securities)                 140%       139%       125%        76%        44%
Total return(c)                                                         11.66%      6.73%     (5.05%)    (1.69%)    (3.53%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
40   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004       2003       2002       2001(b)
Net asset value, beginning of period                                     $2.61      $2.64      $3.05      $3.48
Income from investment operations:
Net investment income (loss)                                               .19        .19        .23        .32
Net gains (losses) (both realized and unrealized)                          .11       (.03)      (.37)      (.43)
Total from investment operations                                           .30        .16       (.14)      (.11)
Less distributions:
Dividends from net investment income                                      (.18)      (.18)      (.22)      (.32)
Tax return of capital                                                       --       (.01)      (.05)        --
Total distributions                                                       (.18)      (.19)      (.27)      (.32)
Net asset value, end of period                                           $2.73      $2.61      $2.64      $3.05

Ratios/supplemental data
Net assets, end of period (in millions)                                    $39        $31        $21         $8
Ratio of expenses to average daily net assets(c)                         1.80%      1.83%      1.79%      1.80%(d)
Ratio of net investment income (loss) to average daily net assets        6.71%      7.52%      7.39%     11.10%(d)
Portfolio turnover rate (excluding short-term securities)                 140%       139%       125%        76%
Total return(e)                                                         11.71%      6.78%     (4.76%)    (2.92%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
41   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2004(b)
Net asset value, beginning of period                                   $2.83
Income from investment operations:
Net investment income (loss)                                             .08
Net gains (losses) (both realized and unrealized)                       (.11)
Total from investment operations                                        (.03)
Less distributions:
Dividends from net investment income                                    (.06)
Net asset value, end of period                                         $2.74

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--
Ratio of expenses to average daily net assets(c)                        .65%(d)
Ratio of net investment income (loss) to average daily net assets      7.30%(d)
Portfolio turnover rate (excluding short-term securities)               140%
Total return(e)                                                       (1.39%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
42   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2004       2003       2002       2001       2000
Net asset value, beginning of period                                     $2.62      $2.65      $3.07      $3.48      $3.97
Income from investment operations:
Net investment income (loss)                                               .21        .21        .26        .38        .39
Net gains (losses) (both realized and unrealized)                          .12       (.03)      (.38)      (.41)      (.49)
Total from investment operations                                           .33        .18       (.12)      (.03)      (.10)
Less distributions:
Dividends from net investment income                                      (.21)      (.20)      (.25)      (.38)      (.39)
Tax return of capital                                                       --       (.01)      (.05)        --         --
Total distributions                                                       (.21)      (.21)      (.30)      (.38)      (.39)
Net asset value, end of period                                           $2.74      $2.62      $2.65      $3.07      $3.48

Ratios/supplemental data
Net assets, end of period (in millions)                                     $1         $1         $1         $1         $1
Ratio of expenses to average daily net assets(b)                          .88%       .91%       .87%       .88%       .83%
Ratio of net investment income (loss) to average daily net assets        7.60%      8.52%      8.80%     11.72%     10.34%
Portfolio turnover rate (excluding short-term securities)                 140%       139%       125%        76%        44%
Total return(c)                                                         12.67%      7.70%     (4.17%)     (.78%)    (2.68%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
43   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP HIGH YIELD INCOME SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP High Yield Bond Fund (a series of AXP High Yield Income Series, Inc.) as of May 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2004, and the financial highlights for each of the years in the five-year period ended May 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP High Yield Bond Fund, as of May 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 20, 2004

--------------------------------------------------------------------------------
44   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP High Yield Bond Fund
Fiscal year ended May 31, 2004

Class A

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                      1.46%
   Dividends Received Deduction for corporations                  1.42%

Payable date                                                  Per share
June 23, 2003                                                  $0.01574
July 24, 2003                                                   0.01602
Aug. 22, 2003                                                   0.01600
Sept. 22, 2003                                                  0.01600
Oct. 23, 2003                                                   0.01687
Nov. 21, 2003                                                   0.01700
Dec. 22, 2003                                                   0.02171
Jan. 26, 2004                                                   0.01700
Feb. 25, 2004                                                   0.01700
March 26, 2004                                                  0.01700
April 26, 2004                                                  0.01700
May 26, 2004                                                    0.01740
Total distributions                                            $0.20474

Class B

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                      1.46%
   Dividends Received Deduction for corporations                  1.42%

Payable date                                                  Per share
June 23, 2003                                                  $0.01402
July 24, 2003                                                   0.01428
Aug. 22, 2003                                                   0.01441
Sept. 22, 2003                                                  0.01426
Oct. 23, 2003                                                   0.01510
Nov. 21, 2003                                                   0.01532
Dec. 22, 2003                                                   0.01991
Jan. 26, 2004                                                   0.01493
Feb. 25, 2004                                                   0.01527
March 26, 2004                                                  0.01524
April 26, 2004                                                  0.01518
May 26, 2004                                                    0.01567
Total distributions                                            $0.18359

--------------------------------------------------------------------------------
45   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                   1.46%
      Dividends Received Deduction for corporations               1.42%

Payable date                                                  Per share
June 23, 2003                                                  $0.01403
July 24, 2003                                                   0.01427
Aug. 22, 2003                                                   0.01442
Sept. 22, 2003                                                  0.01427
Oct. 23, 2003                                                   0.01509
Nov. 21, 2003                                                   0.01533
Dec. 22, 2003                                                   0.01991
Jan. 26, 2004                                                   0.01494
Feb. 25, 2004                                                   0.01535
March 26, 2004                                                  0.01521
April 26, 2004                                                  0.01509
May 26, 2004                                                    0.01558
Total distributions                                            $0.18349

Class I

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                   1.46%
      Dividends Received Deduction for corporations               1.42%

Payable date                                                  Per share
March 26, 2004                                                  0.02086
April 26, 2004                                                  0.01795
May 26, 2004                                                    0.01830
Total distributions                                            $0.05711

Class Y

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                   1.46%
      Dividends Received Deduction for corporations               1.42%

Payable date                                                  Per share
June 23, 2003                                                  $0.01611
July 24, 2003                                                   0.01639
Aug. 22, 2003                                                   0.01635
Sept. 22, 2003                                                  0.01637
Oct. 23, 2003                                                   0.01725
Nov. 21, 2003                                                   0.01737
Dec. 22, 2003                                                   0.02210
Jan. 26, 2004                                                   0.01743
Feb. 25, 2004                                                   0.01737
March 26, 2004                                                  0.01737
April 26, 2004                                                  0.01738
May 26, 2004                                                    0.01776
Total distributions                                            $0.20925

--------------------------------------------------------------------------------
46   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held       Principal occupation during past five     Other directorships
                                   with Fund and       years
                                   length of service
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Arne H. Carlson                    Board member        Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999          (provides administrative services to
Minneapolis, MN 55402                                  boards). Former Governor  of Minnesota
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Philip J. Carroll, Jr.             Board member        Retired Chairman and CEO,  Fluor          Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002          Corporation (engineering and              Materials Company, Inc.
Minneapolis, MN 55402                                  construction) since 1998                  (construction
Age 66                                                                                           materials/chemicals)
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Livio D. DeSimone                  Board member        Retired Chair of the Board and  Chief     Cargill, Incorporated
30 Seventh Street East             since 2001          Executive Officer, Minnesota Mining and   (commodity merchants and
Suite 3050                                             Manufacturing (3M)                        processors), General Mills,
St. Paul, MN 55101-4901                                                                          Inc. (consumer foods),
Age 70                                                                                           Vulcan Materials Company
                                                                                                 (construction materials/
                                                                                                 chemicals), Milliken &
                                                                                                 Company (textiles and
                                                                                                 chemicals), and Nexia
                                                                                                 Biotechnologies, Inc.
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Anne P. Jones                      Board member        Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Stephen R. Lewis, Jr.*             Board member        Retired President and Professor of        Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002          Economics, Carleton College               (manufactures irrigation
Minneapolis, MN 55402                                                                            systems)
Age 65
---------------------------------- ------------------- ----------------------------------------- -----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
47   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alan K. Simpson                   Board member         Former three-term United States Senator
1201 Sunshine Ave.                since 1997           for Wyoming
Cody, WY 82414
Age 72
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alison Taunton-Rigby              Board member since   Founder and Chief Executive Officer,
901 S. Marquette Ave.             2002                 RiboNovix, Inc. since 2004; President,
Minneapolis, MN 55402                                  Forester Biotech since 2000; prior to
Age 60                                                 that, President and CEO, Aquila
                                                       Biopharmaceuticals, Inc.
--------------------------------- -------------------- ----------------------------------------- -----------------------------

Board Member Affiliated with AEFC**

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
William F. Truscott               Board member         Senior Vice President - Chief
53600 AXP Financial Center        since 2001,  Vice    Investment Officer of AEFC since 2001.
Minneapolis, MN 55474             President  since     Former Chief Investment Officer and
Age 43                            2002                 Managing Director, Zurich Scudder
                                                       Investments
--------------------------------- -------------------- ----------------------------------------- -----------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
48   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Jeffrey P. Fox                    Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center        2002                 AEFC, since 2002;  Vice President -
Minneapolis, MN 55474                                  Finance, American Express Company,
Age 49                                                 2000-2002;  Vice President - Corporate
                                                       Controller, AEFC, 1996-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Paula R. Meyer                    President since      Senior Vice President and General
596 AXP Financial Center          2002                 Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                                  2002; Vice President and Managing
Age 50                                                 Director - American Express Funds,
                                                       AEFC, 2000-2002; Vice President, AEFC,
                                                       1998-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Leslie L. Ogg                     Vice President,      President of Board Services Corporation
901 S. Marquette Ave.             General Counsel,
Minneapolis, MN 55402             and Secretary
Age 65                            since 1978
--------------------------------- -------------------- ----------------------------------------- -----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
49   --   AXP HIGH YIELD BOND FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees paid for the years ended May 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP High Yield Income Series, Inc. were as follows:

                  2003 - $12,841;                             2002 - $12,256

(b) Audit - Related Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP High Yield Income Series, Inc. were as follows:

                  2003 - $569;                                2002 - $428

(c) Tax Fees. The fees paid for the years ended May 31, to KPMG LLP for tax compliance related services for AXP High Yield Income Series, Inc. were as follows:

                  2003 - $2,495;                              2002 - $2,350

(d) All Other Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP High Yield Income Series, Inc. were as follows:

                  2003 - None;                                2002 - $26

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2003 and 2002 were pre-approved by the audit committee with the exception of the 2002 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended May 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2003 - None;                                2002 - None

         The fees paid for the years ended May 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2003 - $71,000;                             2002 - $164,000

(h) For the fees disclosed in item (g) above, 100% and 97% of the fees for services performed during 2003 and 2002, respectively, were pre-approved by the audit committee. The exception was a 2002 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP High Yield Income Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2004


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2004



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          August 3, 2004